Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 29, 2016 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Canadian Administrative Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“‘Bridge Credit Agreement” shall mean the Bridge Credit Agreement, dated as of April 29, 2016, among the Company, the several banks and other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as in effect on the date of execution thereof.’”

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                                 Section 1.01 of the Credit Agreement is further amended by amending the definition of “Funded Indebtedness” to add the following words at the end thereof:

“or under the Bridge Credit Agreement.”

(c)                                  Section 1.01 of the Credit Agreement is further amended by amending the definition of “Defaulting Lender” to add the following words at the end thereof:

“or a Bail-In Action.”

(d)                                 Section 9.08(iv) of the Credit Agreement is amended by adding the following parenthetical immediately after the word “Indebtedness”:

“(other than Indebtedness under the Bridge Credit Agreement)”

(e)                                  Clause (e) of Section 9.08(v) of the Credit Agreement is amended in full to read as follows:

“(e) Indebtedness consisting of reimbursement obligations in respect of bank guarantees or letters of credit issued by any bank for the account of the Parent or any of its Subsidiaries, in an aggregate amount incurred pursuant to this clause (e) not to exceed $25,000,000 at any time;”

(f)                                   Clause (ii) of Section 9.17(iv) of the Credit Agreement is amended in full to read as follows:

“(ii) either (A) such other purchase, redemption or retirement is in connection with a refinancing of such Subordinated Indebtedness or Senior Unsecured Debt with the proceeds of, or in connection with an exchange of such Subordinated Indebtedness or Senior Unsecured Debt for a new series of, Senior Subordinated Debt or Senior Unsecured Debt issued within 180 days of the substantial completion of such purchase, redemption or retirement, (B) after giving effect to such purchase, redemption or retirement and any related incurrence of Indebtedness, the Net Total Lease Adjusted

Leverage Ratio, on a pro forma basis, after giving effect to such purchase, redemption or retirement and any Stock Repurchase and any Dividend Payment consummated on or prior to the date thereof, and to any borrowings to finance the same, is less than or equal to 6.5 to 1.0 or (C) such other purchase, redemption or retirement is of Indebtedness under the Bridge Credit Agreement.”

(g)                                  Section 9.21(e) of the Credit Agreement is amended by adding the following proviso at the end thereof:

“; provided that, notwithstanding anything to the contrary in the Canadian Borrower Pledge Agreement, the Canadian Borrowers shall not be required to pledge the Capital Stock of any entity acquired pursuant to the Scheme Implementation Deed, dated as of June 8, 2015, entered into by and among Recall Holdings Limited and the Parent (the “Recall Acquisition”) so long as (i) such entity does not hold any material assets more than five Business Days following the closing of the Recall Acquisition and (ii) resolutions are adopted within such period of five Business Days approving such entity’s wind-up and dissolution, and such dissolution is completed as soon as practicable thereafter.”

(g)                                  The following new Section 12.23 shall be added to the end thereof:

12.23                 Acknowledgment and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)  the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

3.                                      Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.                                      Effectiveness.  This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                                 Amendment.  The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company  and the Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder and the Term Lenders having more than 50% of the aggregate principal amount of the Term Loans.

(b)                                 Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Parent, the Company, each of the other Borrowers and each Subsidiary Guarantor.

5.                                      Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.                                      Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

7.                                      Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

8.                                      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.                                      Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

10.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:	/s/ John P. Lawrence
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN INCORPORATED

By:	/s/ John P. Lawrence
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

By:	/s/ John P. Lawrence
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By	/s/ John P. Lawrence
Name:	John P. Lawrence
Title:	Senior Vice President and Treasurer

[Signature Page to First Amendment]

IRON MOUNTAIN SWITZERLAND GMBH

By	/s/ Christopher LaRochelle
Name:	Christopher LaRochelle
Title:	Managing Director

IRON MOUNTAIN EUROPE PLC

By	/s/ Simon Golesworthy
Name:	Simon Golesworthy
Title:	Director

IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By	/s/ Simon Golesworthy
Name:	Simon Golesworthy
Title:	Director

IRON MOUNTAIN AUSTRALIA HOLDINGS PTY LTD

By	/s/ Marc Duale
Name:	Marc Duale
Title:	Director

IRON MOUNTAIN AUSTRALIA SERVICES PTY LTD

By	/s/ Marc Duale
Name:	Marc Duale
Title:	Director

[Signature Page to First Amendment]

IRON MOUNTAIN (UK) LIMITED

By	/s/ Simon Golesworthy
Name:	Simon Golesworthy
Title:	Director

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

By	/s/ Robert Nedeljkovic
Name:	Robert Nedeljkovic
Title:	Managing Director

IRON MOUNTAIN INTERNATIONAL HOLDINGS BV

By	/s/ Marc Duale
Name:	Marc Duale
Title:	Director A

IRON MOUNTAIN LUXEMBOURG SERVICES
S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By	/s/ Christopher LaRochelle
Name:	Christopher LaRochelle
Title:	Manager

IRON MOUNTAIN HOLDINGS (FRANCE) SNC

By	/s/ Marc Duale
Name:	Marc Duale
Title:	Representative

[Signature Page to First Amendment]

IRON MOUNTAIN FRANCE SAS

By	/s/ Edward Hladky
Name:	Edward Hladky
Title:	President

IRON MOUNTAIN PARTICIPATIONS SA

By	/s/ Patrick Keddy
Name:	Patrick Keddy
Title:	The Chairman

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

[Signature Page to First Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Director

[Signature Page to First Amendment]

Barclays Bank PLC, as Lender

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

[Signature Page to First Amendment]

Bank of America, N.A.

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: S.V.P.

[Signature Page to First Amendment]

CITIZENS BANK, N.A., as Lender

By:	/s/ Cheryl Carangelo
Name: Cheryl Carangelo
Title: Managing Director

[Signature Page to First Amendment]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By	/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

By	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

[Signature Page to First Amendment]

Goldman Sachs Bank USA, as Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

[Signature Page to First Amendment]

Signed for HSBC Bank Australia Limited

(ABN 48 006 434 162) by its attorney under

power of attorney in the presence of:

Power of Attorney Dated 15 May 2012

Permanent Order Book No. 277 Page 036 Item 010

/s/ Diana Jancevska	/s/ Brendon Green
Witness Signature	Attorney Signature

Diana Jancevska	Brendon Green
Print Name	Print Name

[Signature Page to First Amendment]

HSBC Bank USA, National Association, as Lender

By:	/s/ Manuel Burgueno
Name: Manuel Burgueno
Title: Senior Vice President

[Signature Page to First Amendment]

HSBC SECURITIES (USA) INC.

By:	/s/ Joseph Sheehan
Name: Joseph Sheehan
Title: Managing Director

[Signature Page to First Amendment]

People’s United Bank National Association, as Lender

By:	/s/ Yvette D. Hawkins
Yvette D. Hawkins
Senior Vice President

[Signature Page to First Amendment]

KBC Bank N.V., as Lender

By:	/s/ Lene E. Mosdoel
Name: Lene E. Mosdoel
Title: Associate

By:	/s/ Thomas R. Lalli
Name: Thomas R. Lalli
Title: Managing Director

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Robbie Pearson
Name: Robbie Pearson
Title: Authorized Signatory

[Signature Page to First Amendment]

PNC Bank, National Association, as Lender

By:	/s/ Michael Richards
Name: Michael Richards
Title: Senior Vice President

[Signature Page to First Amendment]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

[Signature Page to First Amendment]

Scotiabank Europe plc, as Lender

By:	/s/ NCF Petherbridge
	Name:	NCF Petherbridge
	Title:	Managing Director

By:	/s/ Martin Doyle

	Name:	Martin Doyle
	Title:	Director

[Signature Page to First Amendment]

SUNTRUST BANK, as a Lender

By:	/s/ Dave Felty
Name: Dave Felty
Title: Managing Director

[Signature Page to First Amendment]

TD BANK, N.A., as Lender

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to First Amendment]

The Huntington National Bank, as Lender

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

[Signature Page to First Amendment]

WEBSTER BANK, N.A. as Lender

By:	/s/ Raymond C. Hoefling
Name: Raymond C. Hoefling
Title: Senior Vice President

[Signature Page to First Amendment]

Wells Fargo Bank, N.A.

By:	/s/ David Mallett
Name: David Mallett
Title: Managing Director

[Signature Page to First Amendment]

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of April 29, 2016 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.             Reference is made to the First Amendment, dated as of April 29, 2016 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015 (as further amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.             Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)           all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment;

(b)           all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and

(c)           all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.             THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.             This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC. IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

By:
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.

By:
	Name:	John P. Lawrence
	Title:	Senior Vice President and Treasurer

IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By
Name: John P. Lawrence
Title: Senior Vice President and Treasurer

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN SWITZERLAND GMBH

By
Name: Christopher LaRochelle
Title: Managing Director

IRON MOUNTAIN EUROPE PLC

By
Name: Simon Golesworthy
Title: Director

IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By
Name: Simon Golesworthy
Title: Director

IRON MOUNTAIN AUSTRALIA HOLDINGS PTY LTD

By
Name: Marc Duale
Title: Director

IRON MOUNTAIN AUSTRALIA SERVICES PTY LTD

By
Name: Marc Duale
Title: Director

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN (UK) LIMITED

By
Name: Simon Golesworthy
Title: Director

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

By
Name: Robert Nedeljkovic
Title: Managing Director

IRON MOUNTAIN INTERNATIONAL HOLDINGS
BV

By
Name: Marc Duale
Title: Director A

IRON MOUNTAIN LUXEMBOURG SERVICES S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By
Name: Christopher LaRochelle
Title: Manager

IRON MOUNTAIN HOLDINGS (FRANCE) SNC

By
Name: Marc Duale
Title: Representative

[Signature Page to Acknowledgement and Confirmation]

IRON MOUNTAIN FRANCE SAS

By
Name: Edward Hladky
Title: President

IRON MOUNTAIN PARTICIPATIONS SA

By
Name: Patrick Keddy
Title: The Chairman

[Signature Page to Acknowledgement and Confirmation]